Exhibit 99.2

The following presentation includes information about IKON’s financial and business goals and strategies that may constitute forward-looking statements as defined by the federal securities laws. Such forward-looking statements are subject to risks and uncertainties that could affect IKON’s current plans, anticipated actions, and future results as described in IKON’s filings with the Securities and Exchange Commission.





Financial Outlook





Bill Urkiel
Senior Vice President and
Chief Financial Officer

IKON The Way Business Gets Communicated™

Strategic Path







Fiscal 2002 key messages

- Revenues: improve quality of long-term revenues
  - Position core business for growth; prepare for tough economy
  - Deliver above-market growth in key market segments
  - Aggressive elimination of non-profitable or non-strategic revenues
- Profitability: significantly improve operating margins
  - Demonstrate benefits from prior infrastructure investments
  - Demonstrate ability to enhance profitability long-term
- Asset management
  - Strengthen financial structure and long-term credit ratings in difficult capital market environment

Key Fiscal 2002 Metrics





Revenues

- Flat to slight increase in core business
- Strong growth in key market segments
- Accelerated reduction of non-strategic revenues

Operational

- Achieve $190 million in cost savings from Fiscal 2001
- Improved sales and service productivity
- Timely execution of e-IKON initiative
- Significant operating margin expansion

Financing

- Complete key financing initiatives
  - Corporate
  - Leasing
- Effective DSO and inventory management
- Generate free cash flow in excess of $220 million

Fiscal 2002 Execution

Revenues



$5,000
$4,000
$3,000
$2,000
$1,000
$0
1999
2001
2002
"Non-strategic"
Core

Non-strategic

- Elimination of $265 million in revenues in FY '02 (over $500 million since FY '99)

Core Business

- All core revenues decline 3.6%
- Strong growth in key areas – production, facilities management, major & national account expansion offsets softer demand for lower-end devices

IKON The Way Business Gets Communicated™

Fiscal 2002 Execution



Operational

- Over $214 million in Selling & Administrative expense reductions
- More productive per revenue dollar
- 15% increase in operating income from Fiscal 2001
  - 120 bp of operating margin expansion
- Delivered EPS expectations – 4 qtrs.
  - 17% increase in earnings per share
- On track with e-IKON initiative



Operating Income
290
280
270
260
250
240
230
220
2001 *
2002



Earnings Per Share
2001 *
2002
1 Q
2 Q
3 Q
4 Q

* 2001 excludes special items and adjusts for FAS 142

Financing & Cash





- **Financing Accomplishments**
  - **$300 million revolver**
  - **$300 million convertible**
  - **$635 million ABS deal**
  - **Recent S&P rating outlook improvement**
- **Free cash flow**
  - **FY2002: $330 million**
  - **Drivers:**
    - Higher operating income
    - Working capital
    - Deferred tax

Fiscal 2002 *(in millions)*

Free Cash Flow	
Cash from Operations	$477
Capital Expenditures*	(147)
Free Cash Flow*	$330
EBITDA	
Operating Income**	$283
Depr. & Amort.	131
EBITDA**	$414

** Excludes property sales proceeds of $9 million*
*** Excludes restructuring charge reversal of $10.5 million*

Strategic Path





Fiscal 2003 key messages:

- Revenues: improve quality of long-term revenue streams
  - Position core business for growth; prepare for tough economy
  - Deliver above-market growth in key market segments
  - Final phase of TS hardware attrition through third-party distribution
- Profitability:
  - Continued execution, increased efficiency
  - Develop scalability – e-IKON

FY 03 expectations*

down 2% to 4%

"flat"

$120 - $150 million

$.94 to $.98

Based on IKON's expectations communicated October 24, 2002

Revenue Drivers – FY '03





Net Sales


Equipment
Supplies
TS Hardware

Services


Break/Fix
Outsourcing & Other

Leasing



Drivers

- Copier/printers:
  - Flat to low single digit growth
  - Strong growth in production black & white and color
- Supplies:
  - Flat to down - leverage telesales, cost per copy
- Technology hardware:
  - Shift to 3rd party distribution; decline of $120-$150 M

- **Break/fix service:**
  - Steady – connectivity, high-end installed base
  - Increased profitability through digital productivity
- **Outsourcing & Other:**
  - Growth through FM, vertical focus, Prof'l Services

- **Leasing:**
  - Growth linked with equipment growth and percentage of sales leased

Operational Improvement



Gross Margins

- Steady-state technology hardware
- Transition to billable professional services
- Continued field technician service productivity
- Supply chain optimization and “broader” scope
- Strong financing margins 53% to 58%



Revenues
EPS
operational improvement
2001
2002

IKON The Way Business Gets Communicated™

Operational Improvement

Selling and Administrative

- Sales productivity
- Economic/market related expenses
  - **Pension**
  - **Health-care**
- Reducing historical process inefficiencies
  - **e-IKON as the backbone for improvement**
  - **Continue to capitalize on centralization investments – “process” focus throughout organization**


Revenues
EPS
operational improvement
2001
2002

Oracle Investment







Total expected investment	**$110 million**
Investment period	**2001 – 2004**
Payback period	**2002 – beyond**
Annualized expected savings	**$80-110 million / yr.**
Distribution of benefits	
Gross margins	**35%**
SG&A	**65%**

IKON BENEFITS

- Improved operational efficiency
- Ability to leverage standardized processes throughout organization
- Increased business intelligence
- One enterprise managed system
- Enhanced customer relationships

CUSTOMER BENEFITS

- Seamless account management – national & across business lines
- Consistent customer experience
- High-quality, cost efficient provider
- Enhanced touch points – web, call center, sales & marketing

Headcount Trend



In Thousands
37.0
36.0
35.0
34.0
33.0
32.0
31.0
30.0
Headcount FY 2003
Headcount FY 2002
36.5
33.1
33.1
31.6
2002 Average Headcount
2003 Average Headcount
35.3k Employees
Average Employees Down 2.9k
32.4k Employees
Q1
Q2
Q3
Q4

IKON The Way Business Gets Communicated™

Key Drivers of Growth





	Nov '01 View FY 02	Nov '02 View FY 02	Nov '01 View FY 03	Nov '02 View FY 03	Nov '02 View FY 04
REVENUES	**declining** neg. economy growth in key markets -$275 non-strategic	**declining** neg. economy growth in key markets -$265 non-strategic	**stable/modest** better economy modest growth less non-strategic	**stable/modest** neg. economy stronger core -$120 to $150M non-strategic	**core growth**
GROSS MARGINS	**some erosion**	**improvement**	**stable**	**hold/better**	**stable**
SELLING & ADMINISTRATIVE	**improvement**	**significant improvement**	**better**	**hold/better**	**exit at 31%**
OPERATING MARGINS	**5% - 6%** ***mid 5's***	**5.90%**	**5% - 6%** ***high-end 5's***	**modest expansion**	**6% to 7%**

IKON The Way Business Gets Communicated™

Debt Structure – Leasing

- Conservative 6:1 debt to equity ratio
- All on-balance sheet
- ABS debt maturities link with underlying lease receivables

Lease financing debt by type



Notes
20%
ABS private & other
4%
ABS conduits
18%
ABS public
58%

Lease financing debt maturities



1500
1250
1000
750
500
250
0
2003
2004
2005
2006
2007
Beyond
Fin Sub Maturities
9 3/4 Notes
Conv Notes

Debt Structure



- Over two-thirds of total corporate debt matures after 2025
- Debt to capital ratio lowest level in 4 years
  - **28.5% at 9/30/02, excluding lease-financing debt**
- Investment grade:
  - **S&P: BBB – stable outlook**
  - **Moody's: Baa2 negative outlook**

Corporate* debt to capital ratio

** Excludes lease financing related debt*


40
36
32
28
24
20
1999
2000
2001
2002

Corporate* short & long-term debt

** Excludes lease financing related debt*


400
350
300
250
200
150
100
50
0
2003
2004
2005
2006
2007
Beyond

Cash Drivers/Uses





FY'99 – FY'02

Sources

- Free cash flow $1.32 billion

Uses

$271M	Increase in cash position
170	Debt reduction
612	Net leasing additions over debt issuances
93	Dividends
116	Restricted cash
58	Share repurchases & other

Long Term Outlook

Sources

- Expanded operating margins
- Oracle benefits
  - DSOs: 48 to 45 -
  - Turns: 9 to 12+

Uses

- Debt reduction
- Fund growth in finance operations
- Dividend
- Share Repurchase Program

Some Investing Metrics

  

Current forward P/E multiple	7x
Free cash flow / diluted share	$1.95
FY '02 EBITDA (excluding restructuring reversal)	$414 M
Dividend yield	2.2%
Pretax interest coverage	5.2x
Debt/EBITDA (EBITDA above & excluding finance-related debt)	3.1x

Investment Considerations





- Growth opportunities
  - Investing in new markets and expanded channels
  - Enhancing organizational structure
- Strengthening the business model
  - Differentiated sales & service
  - Building scaleable infrastructure
- Effective asset management
  - Corporate debt to equity at 28.5%
  - Well managed lease receivable portfolio
  - Conservative 6:1 debt-to-equity ratio maintained for leasing
- Strong management team